                                                              Exhibit 10.11(g)



                       SECURED LIMITED RECOURSE PROMISSORY NOTE



November 5, 1997



    FOR VALUE RECEIVED I.C. ISAACS & COMPANY L.P., a limited partnership organized and existing under the laws of the State of Delaware with its principal place of business located at 3840 Bank Street, Baltimore, MD 21224 ("Maker"), hereby promises to pay to Ambra Inc., a corporation organized and existing under the laws of Delaware with its principal place of business located at c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 ("Lender"), the principal sum of U.S. $11,250,000 (Eleven Million Two Hundred Fifty Thousand Dollars), on December 31, 2007. This Promissory Note is hereinafter referred to as the "Note".

    1. Interest. The outstanding principal sum of this Note shall bear simple interest at the per annum rate of ten percent (10%) (computed on the basis of a 365-day year and the number of actual days elapsed). Interest shall accrue as of the date of this Note, and shall be payable quarterly on each January 31, April 30, July 31 and October 31 following the date hereof commencing on January 31, 1998.

    2. Prepayment. This Note may be prepaid at any time by Maker upon payment of the total amount of principal (or, at the option of Maker, upon termination of the Manufacturing Rights Agreement (as hereinafter defined) for any reason, by the tender to Lender of the Option Assets pursuant to the exercise by Maker of the "Put Option" pursuant to the Option Agreement between Maker and Lender of even date herewith (the "Option Agreement") and all interest and late fees accrued but unpaid as of the date of prepayment (or the closing date of the transfer of the Option Assets pursuant to the exercise of the Put Option, as the case may be), or upon such other terms as the parties may agree.



    3. General Payment Provisions. (a) All payments of principal and interest and other sums due pursuant to this Note shall be made by wire transfer of immediately available funds to Lender at Acct. No. 150/1014471/00 USD, Commerzbank AG, New York branch, Corporate Banking - European Desk, 2 World Financial Center, New York, New York 10281-1050, SWIFT-Code:
COBAA053xxxx, Contact: Andreas D. Schwung, or to such other account as Lender shall have previously designated to Maker in writing not later than fifteen
(15) Business Days (as defined below) prior to the date on which such payment becomes due.



         (b) If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day. The term "Business Day" or " Business Days" shall mean any day other than Saturday, Sunday, or a banking holiday of the United States, State of New York, or the Federal Republic of Germany.


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         (c)  A late payment fee of one and one-half percent (1-1/2%) per month of any principal or interest payment made after the due date hereunder shall be due with any such late payment, notwithstanding any right of cure by Maker.

         (d) Payment of principal under this Note will constitute a nonrecourse obligation of Maker payable solely from the Collateral (as hereinafter defined). It is understood that the preceding sentence shall not
(A) prevent recourse to the Collateral for any sums due or to become due or
(B) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by or secured by this Note, but the same shall continue until paid or discharged; provided, that the foregoing provisions of this paragraph 3(d) shall not limit the right of Lender to name Maker as a party defendant in any action, suit or in the exercise of any other remedy under this Note, so long as no judgment in the nature of a deficiency judgment or seeking personal liability of Maker with regard to the principal amount shall be asked for or (if obtained) enforced against Maker.

    4. Events of Default. An "Event of Default" shall occur upon one or more of the following events:


         (a) Maker shall default in the payment when due of any principal or interest under this Note and such default shall continue unremedied for a period of thirty (30) days after written notice from Lender; or

         (b) Maker shall default in any material respect in the observance or performance of its Obligations (as hereinafter defined) other than the obligation to pay principal or interest hereunder, which default is not cured within thirty (30) days after written notice from Lender; provided, that with respect to the Foreign Manufacturing Rights Agreement between Lender and Maker of even date herewith ("Manufacturing Rights Agreement"), an Event of Default under this Note shall be deemed to have occurred only in the event of an "Accelerating Act" as defined in the Manufacturing Rights Agreement and with respect to the Concurrent Use Agreement between Hugo Boss AG ("Hugo Boss") and Maker of even date herewith (the "Concurrent Use Agreement"), an Event of Default under the Note shall be deemed to have occurred only in the event of a substantial material breach of Sections 2.a., 2.b., 3.b. or 7.a. of the Concurrent Use Agreement; or

         (c) Maker shall admit in writing its inability to, or be generally unable to, pay its debts as such debts generally become due; or

         (d) Maker shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidation of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors,
(iii) commence a voluntary case under Title II of the United States Code (as now or hereafter in effect) (the "Bankruptcy Code"), or such other such similar law in any jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (e) a proceeding or case shall be commenced, without the application or consent of Maker in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such entity or of all or any substantial part of its assets, or (iii) similar relief in respect of such entity, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect in any such event, for a period of 120 days; or an order for relief against any such entity shall be entered in an involuntary case under the Bankruptcy Code or such other similar law in any jurisdiction.

    Upon and during the continuance of an Event of Default: (i) Lender may, by written notice to Maker, declare the principal amount then outstanding of, and the total interest on, this Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by maker; (ii) Maker shall pay all of the expenses of Lender incurred for the collection of this Note, including reasonable attorneys' fees and legal expenses; and (iii) Lender may exercise from time to time any other rights and remedies available to it by law, including, without limitation, those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

    5.    Security.

         (a) Definitions. For purposes of this Note, the following terms have the meanings set forth below:



    "Collateral" means all right, title and interest of Maker in and to the Trademark Assets as defined in that certain Worldwide Rights Acquisition Agreement dated September 30, l997 (the "Acquisition Agreement"), except to the extent such interests have been transferred to Lender pursuant to the Foreign Acquisition Agreement (as hereinafter defined), together with the goodwill related thereto, all rights of Maker under the Acquisition Agreement and the Escrow Agreement referred to therein and all proceeds therefrom, and all intellectual property rights uniquely associated with the Trademark Assets including, but not limited to, titles, trademarks, names, as well as any of the following used in connection with or as identifiers of the trademarks constituting Trademark Assets: fabrics, styles, designs, and colors other than those which are standard or traditional in the industry, logos, symbols, copyrights, art work, inventions, (patented or unpatentable), confidential information, trade secrets, patents and pending patent applications. Notwithstanding the foregoing, "Collateral" shall not include any intent-to-use trademark applications.

    "Lien" means a pledge, assignment, lien, charge, mortgage, encumbrance or other security interest in the Collateral securing the payment of indebtedness and any other obligations of Maker to Lender or Hugo Boss as provided under this Note.

    "Obligations" means the obligations of Maker (i) to make all payments of principal, interest and other amounts due under this Note (ii) under the Option Agreement and the Concurrent Use Agreement, and (iii) under the Manufacturing Rights Agreement.

    "Trademarks" means the trademarks constituting Trademark Assets.

         (b) Grant of Security Interest. Maker hereby pledges, assigns and grants to Lender a Lien in all of its respective right, title and interest in and to the Collateral as security for the Obligations. All property and rights constituting Collateral are assigned hereunder by Maker to Lender as security for the payment or other satisfaction, as applicable, of the Obligations. Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights and remedies of a secured party under the Uniform Commercial Code. All rights of Lender and all Liens hereunder and all obligations of Maker hereunder shall be absolute and unconditional irrespective of any lack of validity or enforceability of this Note, any release or nonperfection of any portion of the Collateral, or any other circumstance which might otherwise constitute a defense available to, or a discharge of Maker in respect of the Obligations or this Agreement.


         (c) Performance under Contract. Maker shall remain liable to perform all of its duties and obligations under any contracts which have been pledged or assigned hereunder to Lender (including, without limitation, the Acquisition Agreement and the Escrow Agreement), except to the extent said obligations have been assumed by Lender pursuant to the Foreign Boss Rights Acquisition Agreement between Lender and Maker dated September 30, 1997 (the "Foreign Acquisition Agreement"), to the same extent as if this Note had not been executed, and the exercise by Lender of any of its rights hereunder shall not release Maker from any of its respective duties or obligations under such agreements.


         (d) Delivery and Perfection. Maker shall, promptly upon Lender's written request, execute and file financing or continuation statements and amendments thereto and collateral assignments of trademarks with the appropriate state and local authorities and the U.S. Patent & Trademark Office ("USPTO") relating to all or any part of the Collateral where permitted by applicable law and take all such other actions and to execute, deliver and file, or cause to be filed, financing and continuation statements or such other instruments or documents or amendments thereto, and perform such acts as Lender may reasonably require in order to create, perfect, establish, preserve and maintain a perfected, valid and continuing security
interest of Lender in the Collateral.   To the extent permitted by law, Maker
hereby grants to Lender a Power of Attorney to execute and file any and all of the foregoing documents and instruments and to take all such actions and perform all such acts in the name of Maker as Lender shall deem appropriate or necessary in its sole discretion in order to create, perfect, establish, preserve and maintain a perfected, valid and continuing security interest of Lender in the Collateral
  Copies of all documents executed by Lender on Maker's behalf under such power of attorney shall be delivered by Lender to Maker.

         (e) Use of Collateral. Except upon the occurrence and during the continuation of any Event of Default, Maker may in the ordinary course of its business use the Collateral in accordance with the Concurrent Use Agreement.

         (f)  Covenants.  During the term of this Agreement, Maker shall:

         (i) perform or observe any contract constituting the Collateral (including, without limitation, the Acquisition Agreement and Escrow Agreement), except to the extent the obligations thereunder have been assumed by Lender pursuant to the Foreign Acquisition Agreement, and enforce all such contracts. Without limiting the generality of the foregoing, Lender shall have the right to direct Maker to enforce the rights of Maker against Brookhurst and the "Escrow Agent" under the terms of the Acquisition Agreement and Escrow Agreement, as applicable, provided that Lender pays all
costs incurred by Maker thereby.   In that connection, Maker shall promptly
provide to Lender copies of all notices received under such contracts. Maker shall not give any notice under any such contract without the prior written consent of Lender, which shall not be unreasonably withheld or delayed. Unless otherwise agreed by the parties hereto, with respect to any amounts which Maker is entitled to receive pursuant to a Buyer Indemnity Claim under the Acquisition Agreement, whether pursuant to the Escrow Agreement as a result of a Settled Claim as defined therein, or otherwise, the parties agree that Maker shall have the right to receive payments of all Actual Costs, as defined below, from the proceeds of such claim. For purposes of this Section 5, Actual Costs means (a) Maker's actual incurred costs with respect to the prosecution, litigation and settlement of a Buyer Indemnity Claim of Maker, and any proceedings brought in connection therewith (including reasonable attorneys' fees), and (b) any damages awarded Maker or settlement amounts paid or payable to Maker in connection with the matters described in clause
(a) to the extent they represent recovery of out-of-pocket costs or expenses of Maker. Any proceeds of any Buyer Indemnity Claim of Maker in excess of Actual Costs shall be remitted directly to Lender, and Maker shall direct to the Escrow Agent that they be remitted directly to Lender and, to the extent any such funds come into the possession of Maker, they shall be held in trust by Maker for the benefit of Lender until remitted to Lender.

         (ii) maintain all Collateral in full force and effect to the extent so directed by Lender under paragraph (g)(i) and at Lender's cost, including, without limitation, by using all reasonable efforts to prosecute all applications for registration of trademarks constituting the Trademark Assets, using all Trademarks in accordance with the Concurrent Use Agreement and otherwise as Lender shall direct in such manner as to preserve the continued existence and registration of such Trademarks on all products for which they are registered or applied for in the USPTO and policing the U.S. markets for infringers and counterfeiters.

         (iii) not without the prior written consent or direction of Lender sell, assign or otherwise dispose of or cause to be disposed of, any Collateral either directly or indirectly or by operation of law, or create or suffer to exist any lien, other than the Lien in favor of Lender, or take any action that might reasonably be expected to materially impair the value of the Collateral or the security interest granted herein.

         (g)  Legal Actions.

         (i) Lender shall have the right to direct the protection and enforcement of the Trademarks Assets; provided, however, that Lender shall determine solely at its own discretion and not subject to dispute by Maker or review in any arbitration or litigation, Lender's conduct of such protection and enforcement, provided that such conduct is reasonable and undertaken in good faith, and Maker shall have no claim for damages or other relief against Lender based thereon. Nothing herein shall prevent Maker from asserting any claims under the Acquisition Agreement.

         (ii) Maker agrees to reasonably cooperate with and assist Lender in protecting and defending the Trademark Assets, and shall promptly notify Lender in writing of any infringements, claims or actions by others in derogation of Trademark Assets of which Maker becomes aware; provided, however, that Lender shall have the right to initially determine whether any action shall be taken on account of such infringements, claims or actions.
In the event Lender concludes that it does not wish to initiate or defend any action, which Maker believes would impair its ability to enjoy the benefits conferred or comply with the obligations imposed on it by the Acquisition Agreement, Maker may, at its discretion, notify Lender and request that Lender initiate or defend said action. Lender shall promptly do so provided that Maker shall first agree in writing to pay all costs and expenses, including attorneys' fees, associated with the prosecution or defense of said action. Maker shall not take any action on account of any such infringement, claim or action without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. In the event of any such infringement, claim or action, if Maker determines to take action and receives Lender's consent therefor, Maker shall bear all costs and expenses related thereto unless otherwise agreed upon by the parties and shall not settle or otherwise compromise any claim without Lender's prior written approval which shall not be unreasonably withheld or delayed. Nothing herein shall be interpreted to require Maker to bring enforcement proceedings at its own cost if Lender has refused to undertake the action at its own cost.

         (iii) In the event Lender initiates or defends any legal proceedings on account of any infringements, claims or actions by others in derogation of Trademark Assets (including, without limitation, unfair competition or other actions which inhibit the ability of Lender or Maker to advertise, promote or sell the products under the Trademark Assets), Maker agrees to cooperate with and assist Lender to the extent reasonably necessary to protect the Trademark Assets including, but not limited to, being joined as a necessary or desirable party to such proceedings; provided that Lender does not request Maker to take any position inconsistent with Maker's interest in the Trademark Assets. Any such legal proceedings which do not result from

Maker's breach of this Section 5 shall be initiated or defended by Lender; provided, however, that Maker shall bear its own costs and expenses in any such legal proceedings in which Maker elects to be represented by its own counsel.

         (iv) In the event Lender determines, in its sole discretion, that it is not in the best interest of Lender to initiate any legal proceedings on account of any such infringements, claims or actions and Lender is not obligated to initiate any such proceedings pursuant to the provisions of Subsection 5(g)(ii) above (or in the event Lender settles or resolves any such proceedings which may be initiated in accordance with the terms of this
Section 5), Maker shall have no claim against Lender for damages or otherwise, nor shall the same affect the validity or enforceability of this Note. In the event Maker determines in its sole discretion to settle or resolve any proceedings regarding the Trademark Assets, and Lender has not breached Lender's obligations under Subsection 5(g)(ii) above, Maker shall have no claim against Lender for damages, nor shall the same affect the validity or enforceability of this Note. Neither Lender nor any affiliate thereof shall have any claim against Maker for damages or otherwise for any conduct of Maker in accordance with these Sections 5(f) and (g).

         (h) Duties of Lender. The powers conferred on Lender hereunder are to protect Lender's interest in the Collateral and, except as otherwise provided herein, shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral or any portion thereof in its possession, Lender shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against other parties.

         (i) Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, Lender may (a) enforce collection of any of the Collateral by suit or any other lawful means available to Lender, (b) assert all other rights of a secured party under the Uniform Commercial Code or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease or otherwise retain, liquidate or dispose of all or any portion of the Collateral, and (c) take possession of all records or files of Maker pertaining to the Collateral and enter upon any real property or improvements thereon in order to seize such files or any Collateral located thereon and remove the same therefrom without liability. The proceeds of any collection, liquidation or other disposition of the Collateral shall be applied by Lender first to the payment of all expenses (including, without limitation, all fees, taxes, reasonable attorney's fees and legal expenses) incurred by Lender in connection with retaking, holding, collecting, or liquidating the Collateral. The balance of such proceeds, if any, shall, to the extent permitted by law, be applied to the payment of the Obligations secured by this Note; provided that Maker shall not be liable for any deficiency. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice delivered to the Maker at its respective addresses as specified in Paragraph 9 hereof seven (7) Business Days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient.

         (j) Excluded Property. Promptly upon Maker's written request from time to time, Lender shall execute and deliver to Maker (or such other persons as Maker may designate) such documents as Maker may reasonably request to confirm to Maker (and any such designee) that under this Note Lender holds no lien or security interest in or upon any Excluded Property. As used in this Note, the term "Excluded Property" means any property or assets of Maker other than the Collateral and includes specifically Maker's inventory and products in progress bearing the Trademarks, which inventory and products in progress are subject to the sell-off and related rights contained in Section 7.2(c) of the Option Agreement and in Section 15.j. of the Manufacturing Rights Agreement.

    6. No Assignment. The rights and obligations under this Note may not be assigned by Maker without the prior written consent of Lender. Lender may assign this Note to any third party. Notwithstanding anything to the contrary set forth in this Note, Maker shall be permitted to assign and transfer Maker's rights under this Note to any parent, subsidiary or other affiliate of Maker if Maker or its successor in interest remains fully liable for the performance of this Note by such assignee or transferee and indemnifies Lender with respect to any costs and damages Lender may incur because of such assignment or transfer.

    7. Entire Agreement. The terms of this Note evidence the entire agreement between Maker and Lender regarding the indebtedness evidenced by this Note.

    8. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York without regard to such state's choice of law rules. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in the U.S. District Court for the Southern District of New York, and the parties hereby submit to the jurisdiction of such court.

    9. Notices. All notices, requests or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party in accordance with this Section 9:

         If to Maker, to:

              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10018
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1064

         If to Lender, to:

              Ambra Inc.
              c/o Hugo Boss USA Inc.
              645 Fifth Avenue
              New York, New York  10022
              Attention:  Graziano DeBoni
              Telecopier:  212/940-0619

              Ambra Inc.
              c/o Hugo Boss AG
              Dieselstrasse 12
              D-72555 Metzingen
              Federal Republic of Germany
              Attention:  General Counsel
              Telecopier:  49-7123-942035

         With a copy to:

              Coudert Brothers
              1627 I Street, N.W.
              Washington, D.C.  20006
              Attn.:    Wendy L.  Addiss, Esq.
              Telecopier:  202/775-1168
         and

              Howrey & Simon
              1299 Pennsylvania Avenue, N.W.
              Washington, D.C.  20004
              Attention:  Robert M. Bruskin, Esq.
              Telecopier:  202/383-6610

    Any notice, request, demand or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee.
 Any party may change its address for notices hereunder, effective upon giving notice of such change hereunder to the other parties.

    10. Adjustment of Interest Rate or Fees. No provision of this Note shall require the payment of interest to the extent that receipt of any such payment by Lender would be contrary to the provisions of United States law, if any, limiting the maximum amount of interest or fees that may be charged to or collected from Maker, and if any sum in excess of such maximum rate of interest or fees is paid or charged, the excess will be returned to Maker, without premium or penalty, and all payments made thereafter will be appropriately applied to interest and principal to give effect to such maximum rate, and after such application any amount paid in excess of principal due Lender shall be immediately refunded to Maker.

         If the maximum rate of interest, if any, now permitted by law to be charged for this transaction is increased, then for so long as the increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate. If the maximum rate of interest, if any, now permitted by law to be charged for this transaction should be eliminated so that there would be no maximum rate, then interest on this Note shall thereafter be paid at the rate provided in this Note.

    11. Waiver. Maker hereby waives diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment to or upon Maker with respect to this Note, except as otherwise provided herein. No delay on the part of Lender in exercising any right hereunder shall operate as a waiver of such right under this Note.

    12. Modifications in Writing. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

    13. Execution by Lender. Notwithstanding anything in this Note to the contrary, this Note shall not be effective and enforceable against Maker unless and until it has been signed below by Lender. Lender signs below to further evidence Lender's agreement to be bound by the terms of this Note.

    14. Limitation on Liability. Notwithstanding anything in this Note to the contrary, Maker's obligations under this Note are expressly conditioned on Lender's agreements as follows and Lender does hereby covenant and agree as follows:

         (a) Neither Maker nor any of Maker's partners, nor (i) any individual, partnership, joint venture, organization, association, company or trust which may have any legal or beneficial interest in Maker or its partners, as the case may be, (ii) any of Maker's customers or licensees, and
(iii) any officers, directors, managers, employees, agents, advisors, successors or assigns of any thereof (Maker, its partners, and such entities and natural persons are referred to herein as "Exculpated Persons"), shall be personally liable for the repayment of the principal amount due under this Note (the "Nonrecourse Indebtedness"), or for any deficiency thereof.

         (b) Lender shall not seek, pursue, obtain or enforce any claim or judgment against any of the Exculpated Persons, or against any of their Excluded Property, for the Nonrecourse Indebtedness.

         (c) In the event of any nonpayment of the Nonrecourse Indebtedness, Lender's sole and exclusive remedy for such nonpayment shall be to exercise such rights as Lender may have to the Collateral and/or any and all rights of Lender under the Option Agreement.

         (d) The foregoing clauses of this Section shall not apply to Maker with regard to Collateral-Related Proceedings brought by Lender against Maker. As used in this Note, "Collateral-Related Proceedings" means any suit, action or proceeding that is legally necessary, customary or appropriate to the enforcement of Lender's rights to the Collateral as a secured party, including, if necessary to such suit, action or proceeding, the naming of Maker as a party defendant in such suit, action or proceeding, or in the exercise of any remedy that Lender may have against the Collateral, so long as no deficiency judgment, and no judgment in the nature of a deficiency judgment or seeking personal liability of Maker or any other Exculpated Person with regard to the Nonrecourse Indebtedness, shall be sought or, if obtained, shall not include the imposition or enforcement of any judgment for the Nonrecourse Indebtedness against Maker or any other Exculpated Person or against any Excluded Property. In the event that Lender obtains any judgment against Maker or any other Exculpated Person or against any Excluded Property, for the Nonrecourse Indebtedness, Lender immediately shall cause such judgment to be released and terminated without payment of any kind from Maker or any other Exculpated Person.

    15. Release of Collateral; Return of Note. Upon payment to Lender of all principal and accrued and unpaid interest thereon, and any late charge due under this Note, and subject to the rights of Lender under the Option Agreement, Lender's Lien on the Collateral shall immediately cease, terminate and be released and Lender shall execute and deliver to Maker such releases, re-assignments and termination statements as may be legally necessary or customary to further effect such release and termination, and Lender shall promptly return the original of this Note to Lender marked "Satisfied and Cancelled."

    16. No Representation and Warranty as to Trademark Assets. Maker makes no representations or warranties of any kind, and shall have no responsibility or obligations whatsoever to Lender with respect to any matter relating to the Trademark Assets prior to the time Maker acquired the Trademark Assets, including, without limitation, the quality of title, the condition or use of the Trademark Assets or the conduct of the business thereunder prior to the time Maker acquired the Trademark Assets.

                             I.C. ISAACS & COMPANY L.P., a Delaware
                             limited partnership




                             By: /s/ Robert J. Arnot
                                 -------------------------------
                                  Name:     Robert J. Arnot
                                  Title:    Chairman and Co-Chief
                                              Executive Officer


                             By: /s/ Gerald W. Lear
                                 -------------------------------
                                  Name:     Gerald W. Lear
                                  Title:    President and Co-Chief
                                              Executive Officer

                             AMBRA INC.


                                  By: /s/ Jorg-Viggo Muller
                                      ---------------------------
                                  Name:     Jorg-Viggo Muller
                                  Title:    Chairman


                                  By: /s/ Gert-Jurgen Frisch
                                      --------------------------
                                  Name:     Gert-Jurgen Frisch
                                  Title:    Vice President